Short-Term Investments - Summary Of Short-Term Investments (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Cash and Cash Equivalents [Abstract]
Time deposits	¥ 11,082,298		¥ 19,902,659
Wealth management products	434,006		483,807
Exchange traded fund products	0		700,623
Total Short-term investments	¥ 11,516,304	$ 1,622,037	¥ 21,087,089